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                                                                    Exhibit 23.7


                                   PORAT & CO.


Gentlemen,



                RE: CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                         OF COUNTRY CLUB KFAR-SABA LTD.


As independent public accountants of Country Club Kfar Saba Ltd. for the year ended December 31, 2000, We hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-51023, and No. 55137.

                                       Porat & Co.

                           Certified Public Accountants (ISR.)


March 21, 2002



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